SECOND AMENDMENT
                                       to
                                CREDIT AGREEMENT



                                      among

                          BMJ MEDICAL MANAGEMENT, INC.
                                   as Borrower



                            THE LENDERS NAMED HEREIN
                                       and
                        PARIBAS, as Agent for the Lenders


                          Dated as of September 3, 1998

                                SECOND AMENDMENT
                                       to
                                CREDIT AGREEMENT



        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 3, 1998, is executed and entered into by and among BMJ Medical Management, Inc., a Delaware corporation (the "Borrower"), the Lenders set forth on the signature pages hereof, and Paribas, in its capacity as agent for the Lenders (the "Agent").

                                    RECITALS:

                  A. The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated June 30, 1998 as amended as of July 20, 1998. (hereinafter called the "Agreement"; terms defined by the Agreement, where used in this Amendment, shall have the same meanings herein as are prescribed by the Agreement),

                  B. The Borrower, the Lenders and the Agent have agreed to amend the Agreement as provided hereinbelow.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Agreement.

                  Section 2. Amendment to Section 2.1 ("Tranche A Loans").
Section 2.1 is hereby amended to replace "$25,000,000" with "$20,000,000 in the first sentence of such section.

                  Section 3. Amendment to Section 2.3 ("Revolving Loans").
Section 2.3 is hereby amended to replace "$10,000,000" with "$15,000,000" in the second sentence of such section.

                  Section 4. Amendment to Section 5.13 ("Use of Proceeds"). Clause (iii) of the third sentence of Section 5.13 is hereby amended to add the words "and/or finance" after "to acquire", with the remainder of such section remaining unchanged.

                  Section 5. Amendment to Schedule 1. Schedule 1 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

                  Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                       (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                       (ii) Resolutions. Resolutions of the board of directors of the Borrower, certified by its Secretary or Assistant Secretary, which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents to which the Borrower is or is to be a party hereunder;

                       (iii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment; and

                       (iv) Additional Information. The Agent shall have received such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in the Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to a different date).

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

                  (d) No Default or Event of Default shall have occurred and be continuing.

                  Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  Section 8. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

                  Section 9. Reference to Agreement. Each of the Loan Documents, including the Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

                  Section 10. Governing Law. This Amendment shall be deemed to be a contract made under and governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

                  Section 11. Execution. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument. Although for convenience this Amendment is dated as of the date first above written, the actual date of execution hereof by the parties hereto is the date set forth on the signature page hereto, and this Amendment shall be effective on, and shall not be binding upon the Borrower, the Lenders or the Agent until, the delivery of this Amendment.


                            [signature pages follow]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their officers hereunder duly authorized as of the date first above written.


                                        BMJ MEDICAL MANAGEMENT,
                                        INC., as the Borrower


                                        By: /s/ DAVID H. FATER
                                           -----------------------------------
                                        Name: DAVID H. FATER
                                        Title: Executive Vice President and CFO

                                        PARIBAS, as Agent and as Lender


                                        By: /s/ CLARE BAILHE
                                           -----------------------------------
                                        Name: CLARE BAILHE
                                        Title: DIRECTOR



                                        By: /s/ SEAN T. CONION
                                           -----------------------------------
                                        Name: SEAN T. CONION
                                        Title: DIRECTOR

                                        FLEET CAPITAL CORPORATION, as
                                        a Lender


                                        By: /s/ JAMES J. KARVOWSKY
                                           -----------------------------------
                                        Name: JAMES J. KARVOWSKY
                                        Title: VICE PRESIDENT

                                        THE ING CAPITAL SENIOR SECURED
                                        HIGH INCOME FUND, L.P.
                                        as a Lender


                                        By: ING Capital Advisors, Inc. as
                                            Investment Advisor


                                        By: /s/ Helen Y. Rhee
                                           -----------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Vice President & Portfolio
                                               Manager

                                        SILICON VALLEY BANK, as a
                                        Lender


                                        By: /s/ Kittridge Chamberlain
                                           -----------------------------------
                                        Name: Kittridge Chamberlain
                                        Title: Senior Vice President

                                                                  Schedule 1 to
                                                               Credit Agreement
                                                               ----------------

                             Lenders and Commitments
                             -----------------------

                                         Revolving           Tranche A            Tranche B
Name of Lender                           Commitment          Commitment           Commitment
--------------                           ----------          ----------           ----------

Paribas                                 $5,565,000           $7,435,000           $5,000,000


Fleet Capital
Corporation                             $5,145,000           $6,855,000           $3,000,000


The ING Capital
Senior Secured
High Income Fund,
L.P.                                    $        0           $        0          $10,000,000


Silicon Valley Bank                     $4,290,000           $5,710,000           $2,000,000


Paribas Capital Funding LLC             $        0           $        0           $5,000,000
